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                                                               EXHIBIT 10.29

                     AMENDMENT NUMBER TWO TO LOAN AGREEMENT

        This is an Amendment to the Loan Agreement dated as of December 2, 1994, between ARI NETWORK SERVICES, INC. ("ARI") WITECH CORPORATION ("WITECH") AND QUAESTUS LIMITED PARTNERSHIP ("QLP" or together with WITECH, the "LENDERS") is entered into as of the 20th day of December, 1995.

        NOW, THEREFORE, the parties agree as follows:

        1. The reference in Paragraph 6.2 to "Seven Million Dollars ($7,000,000)" is deleted and "Six Million Five Hundred Thousand Dollars ($6,500,000)" is substituted therefor.

        2. Subject to the amendment described herein, the Loan Agreement and associated documents and agreements remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the date first above written.

WITECH CORPORATION                          ARI NETWORK SERVICES, INC.

By: /s/ Francis Brzezinski                  By: /s/ Brian E. Dearing
   ------------------------------              ------------------------------

Title: President                            Title: President and CEO
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QLP LIMITED PARTNERSHIP

By: /s/ Richard W. Weening
   ------------------------------

Title: Managing Partner
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